                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       January 17, 1997
                                                   -----------------------------



                        Newbridge Networks Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Canada                        1-13316                   98-0077506
--------------------------------    ----------------       ---------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
       incorporation)                 File Number)          Identification No.)

        600 March Road, Kanata, Ontario, Canada                    K2K 2E6
--------------------------------------------------------   ---------------------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code               (613) 591-3600
                                                           ---------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                       (Exhibit index located on page 3)

                                 (Page 1 of 6)

Item 2.  Acquisition or Disposition of Assets

On January 17, 1997 Newbridge Networks Corporation ("Newbridge") acquired all of the outstanding shares of Ungermann-Bass Networks, Inc. ("UB Networks") from Tandem Computers Inc. The aggregate consideration paid at closing was US$118,000,000, which included cash acquired of US$9,000,000 and adjustments for repayment of advances from Tandem of US$13,000,000, for a net purchase price paid at closing of approximately US$96,000,000. The purchase price is subject to certain post closing adjustments. The total consideration was paid in cash from the cash reserves of Newbridge. The acquisition will be accounted for as a purchase.

UB Networks is a major supplier of network hardware and software products, including the GeoLAN family of enterprise and workgroup products. UB Networks is headquartered in Santa Clara, California.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

      c)  Exhibits

            Exhibit 99.1 Press Release of Registrant, dated December 19, 1996, announcing the Registrant's agreement to purchase UB Networks.

            Exhibit 99.2 Press Release of Registrant, dated January 21, 1997, announcing the completion of the Registrant's agreement to purchase UB Networks.

                                 (Page 2 of 6)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEWBRIDGE NETWORKS CORPORATION
                                                (Registrant)


Date: January 31, 1997                  By: /s/ Kenneth B. Wigglesworth
                                            ---------------------------
                                             Kenneth B. Wigglesworth,
                                             Vice President,
                                             Chief Financial Officer





                                 EXHIBIT INDEX

                                                                Page No.
                                                                --------

99.1    Press Release of Registrant, dated December 19, 1996,
        announcing the Registrant's agreement to purchase
        UB Networks................................................4

99.2    Press Release of Registrant, dated January 21, 1997,
        announcing the completion of the Registrant's agreement
        to purchase UB Networks....................................6



                                 (Page 3 of 6)